Exhibit 25



                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the issuance of up to five million (5,000,000) shares of the Corporation's Common Stock pursuant to the 1995 Management Stock Option Plan; and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of July, 1995.



                              /s/ Edward E. Whitacre, Jr.
                              Edward E. Whitacre, Jr.
                              Chairman of the Board and
                              Chief Executive Officer


                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the issuance of up to five million (5,000,000) shares of the Corporation's Common Stock pursuant to the 1995 Management Stock Option Plan; and

       WHEREAS,  each  of  the  undersigned  is  a  director  of   the
Corporation;

      NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the 28th day of July, 1995.



/s/ Clarence C. Barksdale          /s/ James E. Barnes
Clarence C. Barksdale              James E. Barnes
Director                           Director



/s/ Jack S. Blanton             /s/ August A. Busch III
Jack S. Blanton                 August A. Busch III
Director                        Director


/s/ Ruben R. Cardenas           /s/ Martin K. Eby, Jr.
Ruben R. Cardenas               Martin K. Eby, Jr.
Director                        Director


/s/ Tom C. Frost                 /s/ Jess T. Hay
Tom C. Frost                     Jess T. Hay
Director                         Director


/s/ Bobby R. Inman            /s/ Charles F. Knight
Bobby R. Inman                Charles F. Knight
Director                      Director


/s/ Sybil C. Mobley           /s/ Haskell M. Monroe, Jr.
Sybil C. Mobley               Haskell M. Monroe, Jr.
Director                      Director


/s/ Carlos Slim Helu          /s/ Patricia P. Upton
Carlos Slim Helu              Patricia P. Upton
Director                      Director